                               CONSULTANT'S AGREEMENT


This agreement is between J. Michael Fausset, consultant, and IDT, Inc. of Pittsburgh, PA.

WHEREAS, IDT, Inc. and J. Michael Fausset both believe that it is their best interest to collaborate on hyperthermia projects by IDT.

THEREFORE, the parties agree to the following:

1. J. Michael Fausset shall be engaged as a consultant to IDT and will do his best to perform the same duties as he had as an employee Of IDT in the development of its hyperthermia project. For this purpose he will be paid the sum of TEN THOUSAND DOLLARS ($10,000.00) per month. Said payment shall be paid in the amount of FIVE THOUSAND DOLLARS ($5,000.00) on the first day of each month and FIVE THOUSAND DOLLARS ($5,000.00) on the fifteenth day of the month. Payment to be made in advance. Consultant will submit to IDT a detailed activity report, via fax, on the fourteenth and last day of each month. i.e. status of machine development, clinical trials and protocols.
2. IDT, INC. agrees to keep consultants group insurance in force, and consultant agrees to have the sum of THREE HUNDRED TWENTY TWO DOLLARS AND EITHT TWO CENTS ($322.82) deducted from consultant monthly fee.
3. IDT shall reimburse consultant for reasonable expenses in the cost of doing business such as phone, general office, etc., as paid in the past with exception of cell phone.
4. All air fares, car rentals, and hotels will be approved by IDT and paid in advance for any travel incurred.
5. It is agreed that the development and interaction with trial sites and anyone working on the machines should deal directly with consultant, however, Glenn Keeling or a clinical director will be included in the loop.

This agreement will remain in force as long as all articles of this agreement are met.

Date  2/1/98                            Date    2/2/99
    ----------------                        -----------------
J. MICHAEL FAUSSET /S/                  GLENN KEELING /S/
J. Michael Fausset                      Glenn Keeling
                                        President, IDT, Inc.

                                CONSULTING AGREEMENT



     THIS AGREEMENT entered into by and between IDT, INC., a Pennsylvania corporation (hereinafter referred to as "IDT") and Brian W. Loggie, M.D. (hereinafter referred to as "Dr. Loggie").

WITNESSETH THAT:

          WHEREAS, Dr. Loggie has assisted IDT- since January 7, 1997 in the following:

     1. The development of the ThermoChem-HT System as a device for the administration of intraperitoneal hyperthermic chemotherapy (IPHC).

     2. A research trial to include a Protocol entitled "PHASE I STUDY OF INTRAPERITONEAL HYPERTHERMIC ADMINISTRATION OF MITOMYCIN C ADMINISTERED BY THE THERMOCHEM-HT DEVICE FOR ADVANCED GASTROINTESTINAL AND OVARIAN CANCERS".

     3. Obtaining an investigational device exemption from the FDA to conduct the Phase I study as Wake Forest University School of Medicine.

          WHEREAS, IDT wishes to retain Dr. Loggie in the following:

     1. To participate in the development of a PMA (Pre Market Application) for the ThermoChem-HT System and disposables to be submitted to the FDA for market clearance.

     2. Assist IDT in a market analysis of the use of the ThermoChem-HT and disposables in the treatment of advanced gastrointestinal and advanced ovarian cancer.

     WHEREAS, Dr. Loggie agrees to the following:

     1. To participate in the development of a PMA (Pre Market Application) for the ThermoChem-HT System and disposables to be submitted to the FDA for market clearance.

     2. Assist IDT in a market analysis of the use of the ThermoChem-HT and disposables in the treatment of advanced gastrointestinal and advanced ovarian cancer.

     NOW, THEREFORE in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties agree as follows:

     1. IDT agrees to pay Dr. Loggie for tasks completed as described above the sum of THIRTY THOUSAND DOLLARS ($30,000).

     2. IDT agrees to pay Dr. Loggie for ongoing consulting as described above the sum of FIFTEEN THOUSAND DOLLARS ($15,000) upon acceptance by the FDA of a PMA (Pre Market Application) for the ThermoChem-HT and disposables.

     3. IDT agrees to pay Dr. Loggie for all reasonable out-of-pocket costs he incurs in the performance of the tasks described herein upon Dr. Loggie delivering to IDT of receipts for such costs all out-of-pocket expenses shall be preapproved by IDT.

     4. Except as IDT may otherwise consent in writing or as required by law, Dr. Loggie shall use his best efforts to not divulge or communicate to any person, entity or corporation, in any manner whatsoever, at any time either during or subsequent to his retention as a consultant by IDT, any information, knowledge or data of IDT which Dr. Loggie may receive or acquire during the course of consulting work related to designs, formulas, processes, methods, inventions, discovery procedures, techniques, data, testing, results or other matters which are of a secret or confidential nature and marked confidential in writing of which might be harmful to IDT's competitive position in its field. IDT agrees that the confidentiality and use provisions of this Agreement shall not apply to the following:

     (a) Any Confidential/Proprietary Information which appears in issued patents or printed publications in integrated form or which otherwise is or becomes generally known to the public other than through fault of Dr. Loggie.
     (b) Any Confidential/Proprietary Information which Dr. Loggie can show by written records was in Dr. Loggie's possession prior to disclosure; or
     (c) Any Confidential/Proprietary Information which comes into Dr. Loggie's possession by independent third party not associated with IDT, and who is under no obligation to IDT to maintain the confidentiality of the information.

     5. This Agreement shall be binding upon the administrators, successors, and assigns of the parties hereto.

     6. IDT shall indemnify Dr. Loggie and hold him harmless for all acts, decisions, or omissions made by him in good faith while performing services for
II)T pursuant to this consulting agreement. IDT shall pay all expenses, liabilities, costs, damages, including attorney's fees, actually incurred by Dr. Loggie in connection with the defense of any action, suit or proceeding, and in connection with any related appeal, including the cost of court settlements, arising out of or in anv way related to Dr. Loggie's performance of services for IDT pursuant to this consulting agreement.

     7. IDT acknowledges that Dr. Loggie's primary obligation is to the Wake Forest University School of Medicine. It is the intent of the parties that efforts and specific responsibilities under this Agreement be separate and distinct from those duties performed at Wake Forest University School of Medicine. In the event of conflict between this Agreement and any terms of employment between Dr. Loggie the Wake Forest University School of Medicine, including work responsibilities or assignments and ownership of developments, the terms and conditions of employment will take precedence unless specific arrangements have been-made in advance between IIDT and the Wake Forest University School of Medicine.


                                        IDT, INC.

Date:    3/12/99                     By  Glenn Keeling Pres. /s/
     --------------------              -------------------------
                                          GLENN KEELING PRESIDENT


Date:    3/8/99                      By   Brian Loggie, M.D. /s/
     --------------------              -------------------------
                                           BRIAN LOGGIE, M.D.

                                 CONSULTING AGREEMENT



     THIS AGREENENT entered into by and between IDT, INC., a Pennsylvania corporation (hereinafter referred to as "IDT") and Ronald A. Fleming, Pharm. D. (hereinafter referred to as "Dr. Fleming").

     WITNESSETH THAT:

     WHEREAS, Dr. Fleming has assisted IDT since January 7, 1997 in the following:

     1. The development of the ThermoChem-HT System as a device for the administration of intraperitional hyperthermic chemotherapy (IPHC).

     2. A research trial to include a Protocol entitled "PHASE I STUDY OF LNTRAPERITONEAL HYPERTHERMIC ADMINISTRATION OF MITOMYCIN C ADMINISTERED BY THE THERMOCHEM-HT DEVICE FOR ADVANCED GASTROINTESTINAL AND OVARIAN CANCERS ".

     3 . Obtaining an investigational device exemption from the FDA to conduct the Phase I study as Wake Forest University School of Medicine.

     WHEREAS, IDT wishes to retain Dr. Fleming in the following:

     1. To participate in the development of a PMA (Pre Market Application) for the ThermoChem-HT System and disposables to be submitted to the FDA for market clearance.

     2. Assist IDT in a market analysis of the use of the ThermoChem-HT and disposables in the treatment of advanced gastrointestinal and advanced ovarian cancer.

     WHEREAS, Dr. Fleming agrees to the following:

     1. To participate in the development of a PMA (Pre Market Application) for the ThermoChem-HT System and disposables to be submitted to the FDA for market clearance.

     2. Assist IDT in a market analysis of the use of the ThermoChem-HT and disposables in the treatment of advanced gastrointestinal and advanced ovarian cancer.

     NOW, THEREFORE in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties agree as follows:

     1. IDT agrees to pay Dr. Fleming for tasks completed as described above the sum of TWENTY THOUSAND DOLLARS ($20,000).

     2. IDT agrees to pay Dr. Fleming for ongoing consulting as described above the sum of FIFTEEN THOUSAND DOLLARS ($15,000) upon acceptance by the FDA of a PMA (Pre Market Application) for the ThermoChem-HT and disposables.

          3. IDT agrees to pay Dr. Fleming for all resonable out-of-pocket costs he incurs in the performance of the tasks described herein upon Dr. Fleming delivering to IDT of receipts for such costs all out-of-pocket expenses shall be preapproved by IDT.

     4. Except as IDT may otherwise consent in writing or as required by law, Dr. Fleming shall use his best efforts to not divulge or communicate to any person, entity or corporation, in any manner whatsoever, at any time either during or subsequent to his retention as a consultant by IDT, any information, knowledge or data of IDT which Dr. Fleming may receive or acquire during the course of consulting work related to designs, formulas, processes, methods, inventions, discovery procedures, techniques, data, testing results or other matters which are of a secret or confidential nature and marked confidential in writing of which might be harmful to IDT's competitive position in its field. IDT agrees that the confidentiality and use provisions of this Agreement shall not apply to the following:

          (a) Any Confidential/Proprietary Information which appears in issued patents or printed publications in integrated form or which other-wise is or becomes Generally known to the public other than through fault of Dr. Fleming;
          (b) Any Confidential/Proprietary Information which Dr. Fleming can show by written records was in Dr. Fleming's possession prior to disclosure; or
          (c) Any Confidential/Proprietary Information which comes into Dr. Fleming's possession by independent third party not associated with IDT, and who is under no obligation to EDT to maintain the confidentiality of the information.

     5. This Agreement shall be binding upon the administrators, successors, and assigns of the parties hereto.

     6. IDT shall indemnify Dr. Fleming and hold him harmless for all acts, decisions, or omissions made by him in good faith while performing services for DDT pursuant to this consulting agreement. IDT shall pay all expenses, liabilities, costs, damages, includin2 attorney's fees, actually incurred by Dr. Fleming in connection with the defense of any action, suit or proceeding, and in connection with any related appeal, including the cost of court settlements, arising out of or in any way related to Dr. Fleming's performance of services for IIDT pursuant to this consulting agreement.

     7. IDT acknowledges that Dr. Fleming's primary obligation is to the Wake Forest University School of Medicine. It is the intent of the parties that efforts and specific responsibilities under this Agreement be separate and distinct from those duties performed at Wake Forest University School of Medicine. In the event of conflict between this Agreement and any terms of employment between Dr. Fleming the Wake Forest University School of Medicine, including work responsibilities or assignments and ownership of developments, the terms and conditions of employment will take precedence unless specific arrangements have bee-n-made in advance between IDT and the Wake Forest University School of Medicine.



                                        IDT, INC.

Date:    3/12/99                   By  Glenn Keeling President/s/
     ---------------------           ----------------------------
                                        GLENN KEELING, PRESIDENT

Date:    3/8/99                    By   Ronald A. Fleming /s/
     ---------------------           ----------------------------
                                        RONALD FLEMING, PHARM. D.